Exhibit 99.3

Mediture LLC and Affiliate

Combined Financial Statements

Together with

Independent Auditors’ Report

December 31, 2017

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MEDITURE LLC AND AFFILIATE

CONTENTS

Page
INDEPENDENT AUDITORS’ REPORT	1

COMBINED FINANCIAL STATEMENTS:

Balance Sheet	2

Statement of Income	3

Statement of Members’ Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6-9

INDEPENDENT AUDITORS’ REPORT

Board of Governors

Mediture LLC and Affiliate
Eden Prairie, Minnesota

Report on the Financial Statements

We have audited the accompanying combined financial statements of Mediture LLC and affiliate, which comprise the combined balance sheet as of December 31, 2017, and the related combined statements of income, members’ equity and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Mediture LLC and affiliate as of December 31, 2017, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Eden Prairie, Minnesota
August 3, 2018

2675 Long Lake Road | Roseville, Minnesota | 55113-1117 | 651-483-4521 | 651-483-2467 FAX	|	otcpas.com
300 Prairie Center Drive, Suite 300 | Eden Prairie, Minnesota | 55344-7908 | 952-941-9242 | 952-941-0577 FAX

MEDITURE LLC AND AFFILIATE

COMBINED BALANCE SHEET
DECEMBER 31, 2017

ASSETS

CURRENT ASSETS:
Cash	$777,409
Restricted Cash	720,994
Accounts Receivable	1,612,648
Prepaid Expenses	49,834
Total Current Assets	3,160,885

PROPERTY AND EQUIPMENT, NET	436,713

TOTAL ASSETS	$3,597,598

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Lines of Credit	$150,000
Accounts Payable	123,152
Client Payables	720,994
Accrued Expenses	362,446
Total Current Liabilities	1,356,592

MEMBERS’ EQUITY	2,241,006

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,597,598

The accompanying notes are an integral part of the combined financial statements.

MEDITURE LLC AND AFFILIATE

COMBINED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2017

REVENUE	$11,669,360

OPERATING EXPENSES:
Compensation	7,859,152
General and Administrative	1,400,390
Professional Services	860,951
Rent	231,049
Marketing	77,866
Insurance	21,912
Total Operating Expenses	10,451,320

INCOME FROM OPERATIONS	1,218,040

INTEREST EXPENSE	3,901

NET INCOME	$1,214,139

The accompanying notes are an integral part of the combined financial statements.

MEDITURE LLC AND AFFILIATE

COMBINED STATEMENT OF MEMBERS’ EQUITY
YEAR ENDED DECEMBER 31, 2017

BALANCE at December 31, 2016	$1,579,961

Net Income	1,214,139

Member Distributions	(553,094)

BALANCE at December 31, 2017	$2,241,006

The accompanying notes are an integral part of the combined financial statements.

MEDITURE LLC AND AFFILIATE

COMBINED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$1,214,139
Adjustments to Reconcile Net Income to Net Cash Flows from Operating Activities:
Depreciation	141,452
Changes in Assets and Liabilities:
Restricted Cash	(552,870)
Accounts Receivable	(76,417)
Prepaid Expenses	(49,834)
Accounts Payable	(35,959)
Client Payables	552,870
Accrued Expenses	40,208
Net Cash Flows from Operating Activities	1,233,589

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property and Equipment	(133,385)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances on Lines of Credit	25,079
Member Distributions	(553,094)
Net Cash Flows From Financing Activities	(528,015)

NET CHANGE IN CASH	572,189

CASH at Beginning of Year	205,220

CASH at End of Year	$777,409

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash Paid for Interest	$3,901

The accompanying notes are an integral part of the combined financial statements.

MEDITURE LLC AND AFFILIATE

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Mediture LLC designs, develops, and supports a suite of clinical information systems, providing solutions for needs not met by current vendor-developed products. Mediture LLC specializes in custom integration between computer systems.

The affiliate, eClusive L.L.C. provides third party administrator services, including claims entry and adjudication for incoming claims and payments and explanation of payments to healthcare providers. The affiliate also assists with regulatory reporting to keep health plans in compliance with regulations.

Accounting Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Combination

The combined financial statements include the accounts of Mediture LLC and eClusive L.L.C. (the Company). These entities have common ownership. All significant intercompany transactions and accounts have been eliminated.

Mediture LLC provides management services to eClusive L.L.C.

Subsequent Events

In preparing these financial statements, the Company has evaluated for recognition or disclosure the events or transactions that occurred through August 3, 2018, the date the financial statements were available to be issued.

Restricted Cash and Obligation

Customers establish accounts to hold funds to satisfy claims. An offsetting liability is recorded to show that the funds are held by the Company as an agent for the customer.

Receivables

Receivables are reported at the amount the Company expects to collect from outstanding balances at year end. The Company monitors outstanding balances and periodically writes off balances that are determined to be uncollectible. The Company has concluded that losses on balances outstanding at year end will be immaterial.

Property and Depreciation

Property, plant and equipment are recorded at original cost. Additions, improvements or major renewals are capitalized. Any gains or losses on property and equipment retirements are reflected currently in operations.

Depreciation is computed using the straight-line method based on estimated service lives.

MEDITURE LLC AND AFFILIATE

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

Revenue is recognized monthly as services are rendered.

Income Taxes

The Company and its affiliate are limited liability companies, and their income or loss will be taxed to the members as if they were partnerships under the Internal Revenue Code. Therefore, the statements do not include a provision for income taxes.

The Company and affiliate review income tax positions taken or expected to be taken in income tax returns to determine if there are any income tax uncertainties. This includes positions that the entity is not subject to income taxes as a pass-through entity. The Company and affiliate recognize tax benefits from uncertain tax positions only if it is more likely than not that the tax positions will be sustained on examination by taxing authorities, based on the technical merits of the positions. The Company and affiliate have identified no income tax uncertainties.

Marketing

Marketing costs are expensed as incurred.

Credit Risk

Financial instruments which potentially subject the Company and affiliate to concentrations of credit risk consist principally of cash and trade receivables. The Company places its cash with high credit quality financial institutions and, by policy, generally limits the amount of credit exposure to any one financial institution. At times, the Company’s cash balance may exceed amounts insured by the Federal Deposit Insurance Corporation.

The Company had one customer that accounted for 14% of total accounts receivable at December 31, 2017. Exposure to losses on trade receivables is principally dependent on each customer’s financial condition.

Recently Issued Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606), which provides guidance for accounting for revenue from contracts with customers. The new guidance outlines a single comprehensive model for companies to use in accounting for revenue from contracts with customers. This ASU is effective for annual and interim periods beginning after December 15, 2018 with early adoption permitted. It can be adopted using either a retrospective approach or a modified retrospective approach. The Company and affiliate are currently evaluating this guidance to determine the impact it may have on its financial statements.

In February 2016, FASB issued ASU 2016-02, Leases (Topic 842), which provides guidance for accounting for leases. The new guidance requires companies to recognize the assets and liabilities for the rights and obligations created by leased assets, initially measured at the present value of the lease payments. The accounting guidance for lessors is largely unchanged. This ASU is effective for annual and interim periods beginning after December 15, 2019 with early adoption permitted. It is to be adopted using the modified retrospective approach. The Company and affiliate are currently evaluating this guidance to determine the impact it may have on its financial statements.

MEDITURE LLC AND AFFILIATE

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 - PROPERTY AND EQUIPMENT

The Company’s investment in property and equipment consists of the following at December 31, 2017:

	Service Life (Years)
Computer Equipment	5	$749,072
Furniture and Equipment	7	143,932
Leasehold Improvements	7 - 39	106,123
Total		999,127
Accumulated Depreciation		(562,414)
Net		$436,713

NOTE 3 - LINES OF CREDIT

The Company has revolving credit loan agreements with a bank, which enables the Company to borrow up to $750,000 at the prevailing prime interest rate plus 1% (5.5% at December 31, 2017). The agreements contain covenants relating to financial and reporting requirements. The agreements mature August 28, 2018. The credit lines are secured by substantially all company assets and are guaranteed by all members of the Company. The balance outstanding on this loan at December 31, 2017, was $150,000.

NOTE 4 - LEASE COMMITMENTS

The Company and affiliate lease office space in Eden Prairie, Minnesota from an entity with common ownership. The office space in Eden Prairie, Minnesota requires monthly base rent payments plus operating expenses as defined by the lease. The lease extends to December 31, 2020.

Rent expense for the year ended December 31, 2017, and future minimum lease commitment are as follows:

Expense:
2017	$231,049

Commitment:
2018	$123,100
2019	123,100
2020	123,100
Total Commitment	$369,300

NOTE 5 - RETIREMENT PLAN

The Company has a defined contribution retirement plan in effect for its employees who meet certain age and service requirements. Employees may elect to contribute up to the statutory limit. The Company contributions to the plan were $169,700 for the year ended December 31, 2017. The contribution is determined annually by the Board of Governors.

MEDITURE LLC AND AFFILIATE

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 6 - MEMBER CONTROL AGREEMENT

The Company and affiliate have agreements with their members, which among other provisions, give the Companies first option to purchase membership interests offered for sale. In the event the Companies do not exercise their rights, the membership interests are to be offered to the remaining members. The selling price is based upon amounts set forth in the agreement.